UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2004

TRANSWESTERN PUBLISHING COMPANY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-42085	33-0778740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8344 Clairemont Mesa Boulevard, San Diego, CA 92111
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
858-467-2800

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated February 2, 2004

Item 9. Regulation FD Disclosure.*

     On February 2, 2004, TransWestern Publishing Company LLC announced that it has commenced a cash tender offer relating to any and all of the $215 million outstanding Series F 9-5/8% Senior Subordinated Notes due 2007 (CUSIP No. 894063 AK 2, the “Notes”) issued by it and TWP Capital Corp. II. A copy of the Press Release is attached hereto as Exhibit 99.1.

     *The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2004

TransWestern Publishing Company LLC

	By:	/s/Joan M. Fiorito

Name: Joan M. Fiorito Title: Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated February 2, 2004.